Enact Holdings, Inc. Financial Supplement First Quarter 2022 Use of Non-GAAP Measures This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement First Quarter 2022 1Q 4Q 3Q 2Q 1Q Total REVENUES: Premiums $234,279 $236,864 $243,063 $242,480 $252,542 $974,949 Net investment income 35,146 35,246 35,995 34,689 35,259 141,189 Net investment gains (losses) (339) 5 580 (1,753) (956) (2,124) Other income 502 727 671 705 1,738 3,841 Total revenues 269,588 272,842 280,309 276,121 288,583 1,117,855 LOSSES AND EXPENSES: Losses incurred (10,446) 5,972 34,124 30,003 55,374 125,473 Acquisition and operating expenses, net of deferrals 54,262 55,630 55,151 63,050 57,622 231,453 Amortization of deferred acquisition costs and intangibles 3,090 3,600 3,669 3,597 3,838 14,704 Interest expense 12,776 12,771 12,756 12,745 12,737 51,009 Total losses and expenses 59,682 77,973 105,700 109,395 129,571 422,639 INCOME BEFORE INCOME TAXES 209,906 194,869 174,609 166,726 159,012 695,216 Provision for income taxes 45,276 41,335 37,401 35,914 33,881 148,531 NET INCOME $164,630 $153,534 $137,208 $130,812 $125,131 $546,685 Net investment (gains) losses $339 $(5) $(580) $1,753 $956 $2,124 Costs associated with reorganization 222 89 339 2,316 0 2,744 Taxes on adjustments (118) (17) 50 (854) (201) (1,022) Adjusted Operating Income $165,073 $153,601 $137,017 $134,027 $125,886 $550,531 Loss ratio (1) (4)% 3% 14% 12% 22% 13% Expense ratio (2) 24% 25% 24% 27% 24% 25% Earnings Per Share Data: Net income per share Basic $1.01 $0.94 $0.84 $0.80 $0.77 $3.36 Diluted $1.01 $0.94 $0.84 $0.80 $0.77 $3.36 Adj operating income per share Basic $1.01 $0.94 $0.84 $0.82 $0.77 $3.38 Diluted $1.01 $0.94 $0.84 $0.82 $0.77 $3.38 Weighted-average common shares outstanding Basic 162,841 162,840 162,840 162,840 162,840 162,840 Diluted 163,054 162,985 162,852 162,840 162,840 162,879 (2)The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended December 31, 2021, one percentage point for the three months ended September 30, 2021, two percentage points for the three months ended June 30, 2021 and one percentage point for the three months ended March 31, 2021. 2022 2021 (1)The ratio of losses incurred to net earned premiums. Consolidated Statements of Income (amounts in thousands, except per share amounts) Page 3

Enact Holdings, Inc. Financial Supplement First Quarter 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Investments: Fixed maturity securities available-for-sale, at fair value $5,093,084 $5,266,339 $5,376,067 $5,256,467 $5,106,128 Short term investments - - 12,500 12,499 12,500 Total investments 5,093,084 5,266,339 3,388,567 5,268,966 5,118,628 Cash and cash equivalents 440,160 425,828 451,582 435,323 431,335 Accrued investment income 32,565 31,061 31,372 30,843 28,821 Deferred acquisition costs 27,000 27,220 27,788 28,322 28,544 Premiums receivable 40,381 42,266 43,425 43,287 42,454 Deferred tax asset 56,060 - - - - Other assets 103,157 73,059 48,572 55,348 49,921 Total assets $5,792,407 $5,865,773 $5,991,306 $5,862,089 $5,699,703 Liabilities: Loss reserves $625,279 $641,325 $648,365 $624,256 $603,528 Unearned premiums 236,410 246,319 254,806 263,573 280,742 Other liabilities 141,125 130,604 129,464 119,289 121,609 Long-term borrowings 741,004 740,416 739,838 739,269 738,711 Deferred tax liability - 1,586 17,452 25,851 19,787 Total liabilities 1,743,818 1,760,250 1,789,925 1,772,238 1,764,377 Equity: Common stock 1,628 1,628 1,628 1,628 1,628 Additional paid-in capital 2,374,568 2,371,861 2,369,822 2,369,601 2,368,782 Accumulated other comprehensive income (140,690) 83,581 133,955 159,854 136,960 Retained earnings 1,813,083 1,648,453 1,695,976 1,558,768 1,427,956 Total equity $4,048,589 $4,105,523 $4,201,381 $4,089,851 $3,935,326 Total liabilities and equity $5,792,407 $5,865,773 $5,991,306 $5,862,089 $5,699,703 Book value per share $24.86 $25.21 $25.80 $25.12 $24.17 U.S. GAAP ROE (1) 16.2% 14.8% 13.2% 13.0% 12.8 % Net investment (gains) losses 0.0% 0.0% (0.1)% 0.2% 0.1 % Costs associated with reorganization 0.0% 0.0% 0.0% 0.2% 0.0 % Taxes on adjustments 0.0% 0.0% 0.0% (0.1)% 0.0 % Adjusted Operating ROE(2) 16.2% 14.8% 13.2% 13.4% 12.9 % Debt to capital ratio 15% 15% 15% 15% 16% (2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. (1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 4

Enact Holdings, Inc. Financial Supplement First Quarter 2022 Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Product Primary $18,823 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100% Pool 0 0% 0 0% 0 0% 0 0% 0 0% 0 0% Total $18,823 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Origination Purchase $17,326 92% $19,284 90% $20,988 88% $21,143 79% $15,500 62% $76,915 79% Refinance 1,497 8% 2,157 10% 2,984 12% 5,514 21% 9,434 38% 20,089 21% Total Primary $18,823 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Payment Type Monthly $17,071 91% $19,395 91% $21,475 90% $24,887 93% $23,358 94% $89,115 92% Single 1,690 9% 1,991 9% 2,431 10% 1,686 7% 1,446 6% 7,554 8% Other(1) 62 - % 55 0% 66 - % 84 - % 130 - % 335 0% Total Primary $18,823 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100% FICO Scores Over 760 $8,359 45% $9,401 44% $10,708 45% $11,762 44% $10,520 42% $42,391 44% 740 - 759 3,085 16% 3,406 16% 3,830 16% 3,995 15% 3,836 15% 15,067 16% 720 - 739 2,515 13% 2,844 13% 3,177 13% 3,467 13% 3,423 14% 12,911 13% 700 - 719 1,952 10% 2,257 11% 2,702 11% 3,131 12% 2,979 12% 11,069 11% 680 - 699 1,316 7% 1,589 7% 1,875 8% 2,513 9% 2,480 10% 8,457 9% 660 - 679(2) 931 5% 1,106 5% 1,010 4% 1,068 4% 983 4% 4,167 4% 640 - 659 486 3% 611 3% 504 2% 547 2% 511 2% 2,173 2% 620 - 639 173 1% 223 1% 166 1% 174 1% 202 1% 765 1% <620 6 0% 4 0% 0 0% 0 0% 0 0% 4 0% Total Primary $18,823 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100% Weighted Avg FICO 746 745 747 746 745 746 Loan-To-Value Ratio 95.01% and above $3,146 17% $3,660 17% $3,396 14% $2,767 11% $2,241 9% $12,064 12% 90.01% to 95.00% 6,682 35% 7,548 35% 8,838 37% 10,758 40% 9,453 38% 36,597 38% 85.01% to 90.00% 5,620 30% 6,253 29% 7,454 31% 8,618 32% 8,392 34% 30,717 32% 85.00% and below 3,375 18% 3,980 19% 4,284 18% 4,514 17% 4,848 19% 17,626 18% Total Primary $18,823 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100% Weighted Avg LTV 92% 92% 92% 92% 92% 92 % Debt-To-Income Ratio 45.01% and above $4,452 24% $4,977 23% $4,167 17% $3,269 12% $2,566 10% $14,979 15% 38.01% to 45.00% 6,361 34% 7,047 33% 7,949 33% 9,204 35% 8,746 35% 32,946 34% 38.00% and below 8,010 42% 9,417 44% 11,856 50% 14,184 53% 13,622 55% 49,079 51 % Total Primary $18,823 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Weighted Avg DTI 38% 38% 37% 36% 36% 37 % Avg loan size (thousands) $334 $318 $312 $304 $292 $305 (2)Loans with unknown FICO scores are included in the 660-679 category. (1)Includes loans with annual and split payment types. Primary New Insurance Written Metrics (amounts in millions) 2022 3Q Total1Q 1Q2Q 2021 4Q Page 5

Enact Holdings, Inc. Financial Supplement First Quarter 2022 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF Product Primary $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Pool 600 - % 641 -% 771 - % 798 - % 841 - % Total $232,453 100% $227,155 100% $223,235 100% $218,275 100% $211,028 100 % Origination Purchase $184,080 79% $176,550 78% $169,944 76% $162,832 75% $156,298 74 % Refinance 47,773 21% 49,964 22% 52,520 24% 54,645 25% 53,889 26 % Total Primary $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Payment Type Monthly $200,304 86% $194,826 86% $190,702 86% $185,694 85% $177,126 84 % Single 29,198 13% 29,205 13% 29,013 13% 28,743 13% 29,653 14 % Other(2) 2,351 1% 2,483 1% 2,749 1% 3,040 2% 3,408 2 % Total Primary $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Book Year 2008 and prior $7,723 3% $8,196 3% $8,963 4% $9,682 4% $10,500 5% 2009-2014 2,946 1% 3,369 2% 3,949 2% 4,670 3% 5,570 2% 2015 3,960 2% 4,488 2% 5,087 2% 5,810 3% 6,729 3% 2016 8,076 4% 8,997 4% 10,082 4% 11,499 5% 13,213 6% 2017 8,023 4% 8,962 4% 10,185 5% 11,763 5% 13,817 7% 2018 8,306 4% 9,263 4% 10,568 5% 12,289 6% 14,618 7% 2019 19,609 8% 21,730 10% 24,884 11% 28,842 13% 33,430 16% 2020 65,807 28% 69,963 31% 75,785 34% 82,308 38% 87,599 42% 2021 88,757 38% 91,546 40% 72,961 33% 50,614 23% 24,711 12% 2022 18,646 8% 0 -% 0 - % 0 - % 0 - % Total Primary $231,853 100% $226,514 100% $222,464 100% $0 100% $210,187 100% (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. Original loan balances are primarily used to determine premiums. (2)Includes loans with annual and split payment types. 4Q 2022 3Q Insurance In-Force (IIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q1Q 2021 2Q Page 6

Enact Holdings, Inc. Financial Supplement First Quarter 2022 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $93,222 40% $89,982 40% $87,073 39% $83,602 38% $79,285 38% 740 - 759 36,821 16% 35,874 16% 35,177 16% 34,402 16% 33,607 16% 720 - 739 32,363 14% 31,730 14% 31,374 14% 30,964 14% 30,295 14% 700 - 719 27,620 12% 27,359 12% 27,371 12% 27,032 12% 26,309 13% 680 - 699 21,259 9% 21,270 9% 21,458 10% 21,469 10% 20,777 10% 660 -679(2) 10,805 5% 10,549 5% 10,309 5% 10,191 6% 10,001 5% 640 - 659 6,188 3% 6,124 3% 6,009 3% 6,008 3% 5,981 3% 620 - 639 2,774 1% 2,783 1% 2,787 1% 2,838 1% 2,893 1% <620 801 - % 843 0% 906 - % 971 - % 1,039 - % Total Primary $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg FICO 742 741 741 740 740 Loan-To-Value Ratio 95.01% and above $36,867 16% $35,455 16% $34,259 15% $33,657 15% $33,757 16% 90.01% to 95.00% 96,419 42% 95,149 42% 94,888 43% 94,307 44% 92,124 44% 85.01% to 90.00% 66,226 28% 64,549 28% 63,349 28% 61,234 28% 58,098 28% 85.00% and below 32,341 14% 31,361 14% 29,968 14% 28,279 13% 26,208 12 % Total Primary $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg LTV 93% 93% 93% 93% 93% Debt-To-Income Ratio 45.01% and above $36,428 16% $34,076 15% $31,772 14% $30,794 14% $30,225 14% 38.01% to 45.00% 80,741 35% 79,147 35% 78,303 35% 76,976 35% 74,674 36% 38.00% and below 114,684 49% 113,291 50% 112,390 51% 109,706 51% 105,288 50 % Total Primary $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg DTI 37% 37% 37% 37% 37% Primary persistency 76% 69% 65% 63% 56% Avg loan size (thousands) $246 $242 $237 $233 $228 (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. Original loan balances are primarily used to determine premiums. (2)Loans with unknown FICO scores are included in the 660-679 category. 1Q 2022 4Q Insurance In-Force (IIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2021 3Q Page 7

Enact Holdings, Inc. Financial Supplement First Quarter 2022 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Product Primary $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Pool 97 - % 105 0% 117 - % 123 - % 134 - % Total $58,392 100% $56,986 100% $55,983 100% $54,766 100% $53,000 100 % Origination Purchase $48,326 83% $46,470 82% $44,871 80% $43,121 79% $41,396 78 % Refinance 9,969 17% 10,411 18% 10,995 20% 11,522 21% 11,470 22 % Total Primary $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Payment Type Monthly $51,153 88% $49,614 87% $48,495 87% $47,153 86% $45,009 85 % Single 6,561 11% 6,658 12% 6,709 12% 6,766 12% 7,049 13 % Other(2) 581 1% 609 1% 662 1% 724 1% 808 2 % Total Primary $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Book Year 2008 and prior $1,991 3% $2,112 3% $2,309 4% $2,494 4% $2,705 5% 2009-2014 788 1% 904 2% 1,062 2% 1,260 2% 1,510 3% 2015 1,058 2% 1,197 2% 1,355 2% 1,549 3% 1,795 3% 2016 2,147 4% 2,388 4% 2,676 5% 3,052 6% 3,503 7% 2017 2,094 4% 2,324 4% 2,631 5% 3,032 6% 3,556 7% 2018 2,092 4% 2,330 4% 2,656 5% 3,086 6% 3,671 7% 2019 4,935 8% 5,454 10% 6,239 11% 7,225 13% 8,361 16% 2020 16,606 28% 17,574 31% 18,965 34% 20,536 37% 21,787 41% 2021 21,959 38% 22,598 40% 17,973 32% 12,409 23% 5,978 11% 2022 4,625 8% - -% - - % - - % - - % Total Primary $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100% (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. (2)Includes loans with annual and split payment types. Risk In-Force (RIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q2Q4Q1Q 2022 3Q 2021 Page 8

Enact Holdings, Inc. Financial Supplement First Quarter 2022 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF FICO Scores Over 760 $23,326 40% $22,489 40% $21,767 39% $20,908 38% $19,829 37% 740 - 759 9,267 16% 9,009 16% 8,824 16% 8,628 16% 8,442 16% 720 - 739 8,224 14% 8,055 14% 7,966 14% 7,879 14% 7,715 15% 700 - 719 6,974 12% 6,907 12% 6,923 12% 6,848 13% 6,678 13% 680 - 699 5,334 9% 5,334 9% 5,383 10% 5,385 10% 5,231 10% 660 -679(2) 2,715 5% 2,638 5% 2,568 5% 2,531 5% 2,484 5% 640 - 659 1,550 3% 1,530 3% 1,497 3% 1,494 3% 1,485 3% 620 - 639 699 1% 702 1% 705 1% 720 1% 734 1% <620 206 - % 217 0% 233 - % 250 - % 268 - % Total Primary $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Loan-To-Value Ratio 95.01% and above $10,379 18% $9,907 17% $9,490 17% $9,228 17% $9,151 17% 90.01% to 95.00% 27,987 48% 27,608 49% 27,509 49% 27,308 50% 26,637 51% 85.01% to 90.00% 16,082 27% 15,644 27% 15,322 28% 14,776 27% 13,997 26% 85.00% and below 3,847 7% 3,722 7% 3,545 6% 3,331 6% 3,081 6 % Total Primary $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Debt-To-Income Ratio 45.01% and above $9,227 16% $8,631 15% $8,048 14% $7,798 14% $7,643 14% 38.01% to 45.00% 20,392 35% 19,974 35% 19,773 36% 19,445 36% 18,888 36% 38.00% and below 28,676 49% 28,276 50% 28,045 50% 27,400 50% 26,335 50 % Total Primary $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100% (2)Loans with unknown FICO scores are included in the 660-679 category. 1Q 2022 4Q Risk In-Force (RIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2021 3Q (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. Page 9

Enact Holdings, Inc. Financial Supplement First Quarter 2022 2022 1Q 4Q 3Q 2Q 1Q Average Paid Claim (1) $51.6 $27.2 $26.7 $63.1 $54.7 Reserves: Primary direct case(2) $590,508 $606,102 $612,754 $588,683 $564,208 All other(2) 34,771 35,223 34,909 34,838 38,704 Total Reserves $625,279 $641,325 $647,663 $623,521 $602,912 Beginning Number of Primary Delinquencies 24,820 28,904 33,568 41,332 44,904 New delinquencies 8,724 8,282 7,427 6,862 10,053 Delinquency cures (10,860) (11,929) (11,746) (14,473) (13,478) Paid claims (107) (430) (343) (143) (134) Rescissions and claim denials (6) (7) (2) (10) (13) Ending Number of Primary Delinquencies 22,571 24,820 28,904 33,568 41,332 Primary delinquency rate 2.40% 2.65% 3.08% 3.60% 4.48 % Average Reserve Per Primary Delinquency (3) $26.2 $24.4 $21.2 $17.5 $13.7 Beginning Direct Primary Case Reserves $606,102 $612,754 $588,683 $564,208 $516,863 Paid claims (5,617) (11,213) (8,293) (7,377) (5,933) Change in reserves (9,977) 4,561 32,364 31,851 53,278 Ending Reserves $590,508 $606,102 $612,754 $588,683 $564,208 Incurred Losses(4) Current quarter delinquencies(5) $39,220 $37,056 $33,047 $30,301 $43,839 Development of current quarter delinquencies(6) - - - - - Prior period development (49,666) (31,084) 1,077 (298) 11,535 Total Incurred Losses $(10,446) $5,972 $34,124 $30,003 $55,374 Policies in Force (count) 941,689 937,350 936,934 933,616 922,186 (6) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end. (dollar amounts in thousands) Excludes Run-off business, which is immaterial to our results Delinquency Metrics (5) Defaulted loans with most recent delinquency notice in the quarter indicated. (1) Average paid claim in the fourth and third quarters of 2021 includes payments in relation to agreements on non-performing loans. (2) Primary direct case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance. reserves. (3) Primary direct case reserves divided by primary delinquency count. (4) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance. 2021 Page 10

Enact Holdings, Inc. Financial Supplement First Quarter 2022 Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Case Reserves Risk In-Force Reserves as % of RIF 3 payments or less in default 6,837 $38 $359 11% 6,586 $35 $340 10% 8,296 $40 $436 9% 4 - 11 payments in default 6,875 115 392 29% 7,360 111 426 26% 21,011 227 1,232 18% 12 payments or more in default 8,859 438 515 85% 10,874 460 643 72% 12,025 297 724 41 % Total 22,571 $591 $1,266 47% 24,820 $606 $1,409 43% 41,332 $564 $2,392 24 % March 31, 2022 Missed Payment Status Tables Excludes Run-off business, which is immaterial to our results (dollar amounts in millions) March 31, 2021December 31, 2021 Page 11

Enact Holdings, Inc. Financial Supplement First Quarter 2022 Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 11% 11% 2.75% Chicago-Naperville, IL Metro Division 3% 5% 3.39% Texas 8% 8% 2.51% Phoenix, AZ MSA 3% 2% 1.92% 2008 and prior 3% 25% 10.41% 5.59% Florida (3) 8% 9% 2.51% New York, NY Metro Division 3% 8% 4.68% 2009-2014 1% 5% 5.34% 0.77% New York (3) 5% 12% 3.51% Atlanta, GA MSA 2% 3% 2.92% 2015 2% 5% 4.06% 0.92% Illinois (3) 5% 6% 2.85% Washington-Arlington, DC Metro Division 2% 2% 2.50% 2016 4% 7% 3.48% 1.02% Michigan 4% 2% 1.87% Houston, TX MSA 2% 3% 3.20% 2017 4% 10% 4.43% 1.34% Arizona 4% 2% 1.92% Riverside-San Bernardino CA MSA 2% 2% 3.05% 2018 4% 12% 5.48% 1.60% North Carolina 3% 2% 1.96% Los Angeles-Long Beach, CA Metro Division 2% 3% 3.22% 2019 8% 17% 3.44% 1.37% Pennsylvania (3) 3% 3% 2.30% Dallas, TX Metro Division 2% 1% 2.04% 2020 28% 15% 1.49% 1.08% Washington 3% 4% 2.68% Nassau County, NY 2% 4% 5.02% 2021 38% 4% 0.58% 0.55% All Other States (4) 46% 41% 2.25% All Other MSAs 77% 67% 2.23% 2022 8% 0% 0.04% 0.04% Total 100% 100% 2.40% Total 100% 100% 2.40% Total 100% 100% 2.40% 4.36% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 11% 12% 3.17% Chicago-Naperville, IL Metro Division 3% 4% 3.68% Texas 8% 8% 2.89% Phoenix, AZ MSA 3% 2% 2.36% 2008 and prior 3% 24% 10.54% 5.59% Florida (3) 7% 9% 2.97% New York, NY Metro Division 3% 8% 5.32% 2009-2013 1% 2% 5.54% 0.74% New York (3) 5% 12% 3.80% Atlanta, GA MSA 2% 3% 3.28% 2014 1% 3% 5.51% 0.99% Illinois (3) 5% 6% 3.09% Washington-Arlington, DC Metro Division 2% 2% 2.96% 2015 2% 5% 4.24% 1.04% Michigan 4% 2% 1.87% Houston, TX MSA 2% 3% 3.61% 2016 4% 8% 3.69% 1.16% Arizona 4% 2% 2.31% Riverside-San Bernardino CA MSA 2% 2% 3.42% 2017 4% 10% 4.78% 1.56% North Carolina 3% 2% 2.18% Los Angeles-Long Beach, CA Metro Division 2% 3% 3.95% 2018 4% 13% 5.93% 1.88% Pennsylvania (3) 3% 3% 2.38% Dallas, TX Metro Division 2% 2% 2.31% 2019 10% 19% 3.89% 1.68% Washington 3% 3% 2.98% Nassau County, NY 2% 4% 5.55% 2020 31% 14% 1.50% 1.14% All Other States (4) 47% 41% 2.46% All Other MSAs 77% 67% 2.44% 2021 40% 2% 0.37% 0.36% Total 100% 100% 2.65% Total 100% 100% 2.65% Total 100% 100% 2.65% 4.42% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 11% 5.76% Chicago-Naperville, IL Metro Division 3% 4% 6.28% Texas 8% 8% 5.25% Phoenix, AZ MSA 3% 2% 4.12% 2008 and prior 5% 29% 13.60% 5.64% Florida (3) 7% 10% 5.97% New York, NY Metro Division 3% 8% 9.56% 2009-2013 1% 2% 6.29% 0.88% Illinois (3) 5% 6% 5.07% Atlanta, GA MSA 2% 3% 6.10% 2014 2% 3% 6.21% 1.45% New York (3) 5% 12% 6.36% Washington-Arlington, DC Metro Division 2% 2% 5.84% 2015 3% 5% 5.69% 1.76% Michigan 4% 2% 2.68% Houston, TX MSA 2% 3% 6.89% 2016 7% 9% 5.32% 2.16% Washington 4% 3% 5.47% Riverside-San Bernardino CA MSA 2% 2% 6.53% 2017 7% 11% 6.58% 2.95% Arizona 4% 2% 4.06% Los Angeles-Long Beach, CA Metro Division 2% 3% 7.30% 2018 7% 13% 7.86% 3.58% North Carolina 3% 2% 3.60% Dallas, TX Metro Division 2% 2% 4.59% 2019 16% 19% 5.73% 3.52% Pennsylvania (3) 3% 3% 3.83% Nassau County, NY 2% 4% 10.13% 2020 41% 9% 1.36% 1.24% All Other States (4) 46% 41% 3.99% All Other MSAs 77% 67% 4.02% 2021 11% 0% 0.03% 0.03% Total 100% 100% 4.48% Total 100% 100% 4.48% Total 100% 100% 4.48% 4.76% (4) Includes the District of Columbia. Delinquency Performance Excludes Run-off business, which is immaterial to our results March 31, 2022 December 31, 2021 March 31, 2021 (1) Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves. (2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force. (3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed. Page 12

Enact Holdings, Inc. Financial Supplement First Quarter 2022 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $56,751 1% $58,408 1% $65,117 1% $65,625 1% $70,832 1% Municipals 508,391 10% 538,453 10% 459,783 9% 408,317 8% 300,104 6% Non-U.S. government 21,529 - % 22,416 - % 22,758 - % 22,950 1% 30,415 1% U.S. corporate 2,882,497 57% 2,945,303 56% 2,948,106 55% 2,891,598 55% 2,844,775 56% Non-U.S. corporate 629,795 12% 666,594 13% 712,603 13% 692,068 13% 679,302 13% Other asset-backed 994,121 20% 1,035,165 20% 1,167,700 22% 1,175,909 22% 1,180,700 23% Total available-for-sale fixed maturity securities $5,093,084 100% $5,266,339 100% $5,376,067 100% $5,256,467 100% $5,106,128 100% Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $432,633 9% $482,950 9% $485,739 9% $483,513 9% $475,369 9% AA 839,185 16% 876,294 17% 898,158 17% 841,282 16% 777,345 15% A 1,736,936 34% 1,791,582 34% 1,829,844 34% 1,763,010 34% 1,786,601 35% BBB 1,936,838 38% 1,958,901 37% 2,004,994 37% 2,013,940 38% 1,921,999 38% BB & Lower 147,492 3% 156,612 3% 157,332 3% 154,722 3% 144,814 3% Total fixed maturity securities $5,093,084 100% $5,266,339 100% $5,376,067 100% $5,256,467 100% $5,106,128 100% Average duration 3.8 3.9 3.7 3.6 3.6 Average yield 2.7% 2.7% 2.7% 2.8% 2.8% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2021 September 30, 2021 Composition of Investments at Fair Value (amounts in thousands) March 31, 2021March 31, 2022 June 30, 2021 Page 13

Enact Holdings, Inc. Financial Supplement First Quarter 2022 2021-1 ILN 2019 XOL -2 2019 ILN 2020 XOL 2020 ILN 2021-2 ILN 2021 XOL 2021-3 ILN 2022 XOL -3 2022 XOL -4 2022 XOL -1 2022 XOL -2 1/14-12/18, 4Q'19 Full Year 2019 1/19-9/19 Full Year 2020 1/20-8/20 9/20-12/20 Full Year 2021 1/21-6/21 7/21-12/21 7/21-12/21 Full Year 2022 Full Year 2022 At Closing ($MM) Initial CRT Risk In Force $14,142 $14,456 $10,563 $23,047 $14,909 $8,384 $22,373 $12,141 $10,550 $10,550 $4,550 $4,550 Initial Reinsurance Amount $495 $5 $303 $168 $350 $303 $206 $372 $289 $36 $52 $6 Initial First Loss Retention Layer $212 $361 $238 $691 $522 $189 $671 $304 $317 $264 $137 $114 Initial Attachment % (2) 1.50% 2.50% 2.25% 3.00% 3.50% 2.25% 3.00% 2.50% 3.00% 2.50% 3.00% 2.50 % Initial Detachment % (2) 5.00% 2.98% 6.75% 7.00% 7.00% 7.00% 7.00% 6.75% 7.00% 3.00% 7.00% 3.00% % Of Covered Loss Tier Reinsured 100.00% 7.25% 63.70% 18.25% 67.00% 76.00% 23.00% 72.00% 68.45% 68.45% 28.50% 28.50 % Commencement Date 03/02/21 07/01/19 11/22/19 01/01/20 10/22/20 04/16/21 01/01/21 09/02/21 03/01/22 03/01/22 1/1/2022 1/1/2022 Termination Date 08/25/33 12/31/29 11/26/29 12/31/30 10/25/30 10/25/33 12/31/31 02/25/34 12/31/31 12/31/31 12/31/2032 12/31/2032 Optional Call Date 02/25/26 12/31/26 11/25/26 06/30/27 10/25/27 04/25/28 06/30/28 08/25/28 12/31/28 12/31/28 12/31/2030 12/31/2030 Clean-Up Call 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0 % As of March 31, 2022 ($MM) Current CRT Risk In Force (1) $6,822 $4,883 $3,143 $16,489 $9,101 $7,002 $21,744 $11,036 $10,364 $10,364 $4,550 $4,550 Current Reinsured Amount $241 $4 $48 $103 $148 $303 $202 $372 $287 $36 $52 $6 PMIERs Required Asset Credit (3) $217 $4 $29 $100 $105 $259 $195 $346 $278 $35 $50 $6 Current Attachment % (2) 3.11% 7.37% 7.53% 4.19% 5.73% 2.69% 3.09% 2.75% 3.05% 2.55% 3.00% 2.50 % Current Detachment % (2) 6.64% 8.51% 9.90% 7.63% 8.16% 8.38% 7.13% 7.43% 7.09% 3.05% 7.00% 3.00 % Enact Claims Paid $0 $2 $1 $0 $0 $0 $0 $0 $0 $0 $0 $0 Incurred Losses Ever To Date (4) $22 $102 $72 $90 $43 $15 $21 $12 $3 $3 $0 $0 Remaining First Loss Retention Layer $212 $360 $237 $691 $522 $189 $671 $304 $317 $264 $137 $114 Reinsurer Claims Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Footnotes: updated as of March 31, 2022 1 The total current primary risk in-force is $58.3B and the total current risk in-force covered by a CRT is $54.0B; 2 Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in-force at which the reinsurer begins and stops paying claims under the policy; 3 Current PMIERs required asset credit considers the counterparty credit haircut; 4 Incurred losses ever to date shown does not include IBNR or loss adjustment expenses; Definitions: CRT = Credit Risk Transfer; RIF = Risk In-Force; XOL = Excess Of Loss; ILN = Insurance Linked Note (amounts in millions) Credit Risk Transfer Transaction Summary Page 14

Enact Holdings, Inc. Financial Supplement First Quarter 2022 2022 1Q 4Q 3Q 2Q 1Q COMBINED STAT: Statutory policyholders' surplus $1,438 $1,397 $1,558 $1,567 $1,557 Contingency reserves 3,168 3,042 2,914 2,783 2,652 Combined statutory capital $4,606 $4,439 $4,472 $4,350 $4,209 Adjusted RIF(1) $55,512 $54,201 $52,752 $51,436 $49,347 Combined risk-to-capital ratio ("RTC") 12.1 12.2 11.8 11.8 11.7 EMICO(2) STAT: Statutory policyholders' surplus $1,386 $1,346 $1,508 $1,487 $1,477 Contingency reserves $3,167 $3,041 $2,913 $2,782 $2,652 EMICO statutory capital $4,553 $4,387 $4,421 $4,269 $4,129 Adjusted RIF(1) $55,321 $54,033 $52,608 $51,312 $49,249 EMICO risk-to-capital ratio 12.2 12.3 11.9 12.0 11.9 PMIERs Available Assets(3) $5,222 $5,077 $5,126 $4,926 $4,769 PMIERs Gross Required Assets(3) (4,855) (4,868) (5,006) (5,151) (5,302) PMIERs Reinsurance Credit 1,622 1,404 1,597 1,406 1,285 PMIERs COVID-19 Haircut 272 390 570 760 1,012 PMIERs Net Required Assets $(2,961) $(3,074) $(2,839) $(2,985) $(3,005) Available Assets Above PMIERs Requirements(3) $2,261 $2,003 $2,287 $1,941 $1,764 PMIERs Sufficiency Ratio(3) 176% 165% 181% 165% 159% (3)The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company which remain in effect until certain conditions are met. These restrictions required EMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%. 2021 Capital & PMIERs (dollar amounts in millions) (1) Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. (2) Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary. Page 15